Related Party Transactions and Balances	12 Months Ended
Mar. 31, 2023
Text Block [Abstract]
Related Party Transactions And Balances
29 .	RELATED PARTY TRANSACTIONS AND BALANCES
Former parent company promissory note receivable
Due to the merger transaction described in Note 3
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, the Company is no longer a related party of Algoma Steel Parent S.C.A., and its commonly controlled affiliates. Further, Algoma Steel Parent S.C.A. settled its promissory note payable to the Company for $2.2 million (US $1.7 million) by receiving a net amount of $6.5 million (US $5.0 million) in exchange for settling this note payable with the return of capital of $8.3 million (US $6.7 million), as explained in Note 3
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. To facilitate this payment, the Company entered an agreement with its subsidiary, Algoma Steel Inc. to pay the net amount of $6.5 million (US $5.0 million) on its behalf. The Company settled the loan to its subsidiary, Algoma Steel Inc. with net proceeds from the merger transaction.